UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 11, 2024

HeartSciences Inc.

(Exact name of Registrant as Specified in Its Charter)

Texas	001-41422	26-1344466
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

550 Reserve Street, Suite 360 Southlake, Texas	76092
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (682) 237-7781

Heart Test Laboratories, Inc.

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	HSCS	The Nasdaq Stock Market LLC
Warrants	HSCSW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

This Amendment No. 1 on Form 8-K/A to the Current Report on Form 8-K of Heart Test Laboratories, Inc. (the “Company”), originally filed with the U.S. Securities and Exchange Commission on October 18, 2024 (the “Original Filing”), is being filed solely to update that the Company has received confirmation from the Secretary of State of the State of Texas that the Company’s Certificate of Amendment (as defined below) has been filed, thereby effecting the Name Change (as defined below).

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On October 11, 2024, the Company changed its corporate name to HeartSciences Inc. pursuant to the Certificate of Amendment (the “Certificate of Amendment”) to its Amended and Restated Certificate of Formation, filed with the Secretary of State of the State of Texas on the same date (the “Name Change”). The Name Change was approved by the Company’s shareholders at the Company’s Annual Meeting of Shareholders initially held on January 17, 2024. The Company anticipates that its common stock and public warrants will begin trading under the Company’s new name on The Nasdaq Capital Market at the market open on October 23, 2024.

The Name Change does not affect the Company’s ticker symbols (HSCS, HSCSW) or the applicable CUSIP number for the Company’s public warrants and outstanding shares of common stock. The Company’s public warrants and the outstanding stock certificates for shares of the Company are not affected by the Name Change and continue to be valid and need not be exchanged. Other than the Name Change, there were no changes to the Company’s Amended and Restated Certificate of Formation.

A copy of the Certificate of Amendment is filed as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
3.1	Certificate of Amendment to the Amended and Restated Certificate of Formation of the Company (Incorporated by reference to Exhibit 3.1 to the Company’s Current Report on Form 8-K, filed with the SEC on October 18, 2024).
104*	Cover Page Interactive Data File (embedded within the Inline XBRL document).

*	Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HEARTSCIENCES INC.

Date: October 21, 2024	By:	/s/ Danielle Watson
	Name:	Danielle Watson
	Title:	Chief Financial Officer

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